Intangible assets	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about intangible assets [abstract]
Intangible assets
9. Intangible assets

The following table presents a breakdown for intangible assets.

(€ thousands)	Goodwill	Brand	Concessions, licenses, trademarks and patents	Software	Other intangible assets	Intangible assets in progress	Total
Historical cost at December 31, 2025	247,234	153,131	116,141	167,522	71,094	824	755,946
Additions	—	—	511	4,208	2,101	925	7,745
Disposals	—	—	(2)	—	(763)	—	(765)
Exchange differences	4,978	4,785	3,153	—	865	6	13,787
Other movements and reclassifications	—	—	1	52	125	(238)	(60)
Historical cost at June 30, 2026	252,212	157,916	119,804	171,782	73,422	1,517	776,653

Accumulated amortization at December 31, 2025	—	—	(27,970)	(110,082)	(63,808)	—	(201,860)
Amortization	—	—	(2,111)	(6,082)	(3,929)	—	(12,122)
Impairment	—	—	—	—	(4)	—	(4)
Disposals	—	—	1	—	713	—	714
Exchange differences	—	—	(463)	(22)	(766)	—	(1,251)
Accumulated amortization at June 30, 2026	—	—	(30,543)	(116,186)	(67,794)	—	(214,523)

Carrying amount at:
December 31, 2025	247,234	153,131	88,171	57,440	7,286	824	554,086
June 30, 2026	252,212	157,916	89,261	55,596	5,628	1,517	562,130

Thom Browne segment

Given the continued challenging conditions in the luxury sector and their impact on the performance of the Thom Browne segment, management conducted an impairment test at June 30, 2026. The Thom Browne segment included goodwill and the brand with an indefinite useful life amounting to €219,903 thousand and €157,916 thousand at June 30, 2026, respectively.

For the purposes of the impairment test, the recoverable amount was compared to the carrying amount. The recoverable amount was determined based on a value in use calculation, which used cash flow projections based on the most recent approved budget forecasts. A long-term growth rate was calculated and applied to project future cash flows after the initial forecast period. In assessing the value in use, the estimated future cash flows were discounted to their present value using a post-tax discount rate that reflected current market assessments of the time value of money and the risks specific to the asset.

The main assumptions to calculate the recoverable amount of the Thom Browne segment were the following:

•Discount rate of 8.61%: The rate used to discount cash flows was calculated using the weighted average cost of capital (“WACC”) post tax. The WACC was calculated considering the parameters specific to the geographical areas: market risk premium and sovereign bond yield;

•EBITDA CAGR 2028 vs. 2025 of +50.3%: The EBITDA compound annual growth rate (CAGR) applied by management to calculate the expected future cash flows, and

•Terminal value growth rate of 2.75%: Determined using the perpetuity method at a long-term growth rate which represents the present value of all expected future cash flows at the last year of projection.
Sensitivity analysis

The following table presents the results of a sensitivity analysis performed to verify whether reasonably possible changes in the main assumptions used to determine the recoverable amount of the Thom Browne segment would significantly affect the results of the impairment test. Based on the sensitivities presented below, headroom would remain positive under all scenarios except for an adverse increase of 100 basis points in the WACC assumption.

		Existing assumptions			Sensitivity effects on headroom
(€ millions, except percentages and basis points)	Headroom	WACC (%)	EBITDA CAGR 2028 vs. 2025 (%)	Growth rate (%)	WACC +100 bps	EBITDA -500 bps	Growth rate -50 bps
Thom Browne segment	104	8.61%	50.3%	2.75%	(4)	47	50